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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                        Date of Report (Date of earliest
                        event reported)  April 25, 1995


                                 Tambrands Inc.
             (Exact name of registrant as specified in its charter)



  Delaware                           1-8714                     (13-1366500)
  (State of                  (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)



              777 Westchester Avenue, White Plains, New York        10604
                  (Address of principal executive offices)        (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)



                                      N/A
         (Former name or former address, if changed since last report)
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Items 1-4.     Not Applicable.

Item 5.        Other Events.

               The Company issued a press release on  April 25, 1995.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               99.1      Press Release of the Company dated
                         April 25, 1995.

Item 8.        Not Applicable.

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Tambrands Inc.


                                             /s/ Raymond F. Wright
                                          By________________________________
                                             Name:  Raymond F. Wright
                                             Title: Senior Vice President --
                                                    Chief Financial Officer



Date:       April 25, 1995

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                                 EXHIBIT INDEX



                                                         Sequentially
Exhibit No.              Description                     Numbered Page
- -----------              -----------                     -------------

   99.1                  Press Release of the Company
                         dated  April 25, 1995

                                      -4-